March 9, 2022 RBC Capital Markets Global Financial Institutions Conference Eric Aboaf Chief Financial Officer Exhibit 99.1

2 Preface and forward-looking statements This presentation contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes.

State Street's history of continued innovation in the Investment Servicing industry

Rows: Front Office / Middle Office / Back Office

1970s & 1980s

Back Office – Custody & Fund Accounting

Global, multicurrency fund accounting platform

1990s

Front Office – Global Markets
- Introduced electronic trading solutions for institutional investors
- GlobalLink/FX Connect (1996)
- State Street Associates (1999)

Back Office – Fund Administration
- Enhanced servicing capabilities
- Launched ETF servicing offering (1993)

Expansion of back-office capabilities; initial moves to front-office

2000s

Front Office – Enhanced electronic trading venues
- Currenex (2007)[1]
- Fund Connect (2001)
- Enhanced Custody (2009)

Middle Office – Middle office outsourcing (2000)

Investment Manager Services
- Investment accounting
- Client reporting

Back Office – Core franchise expansion
- Investors Bank & Trust (2007)[1]
- Deutsche Bank Global S.S (2003)[1]

Advanced growth in front, middle & back office through tech innovation

2010 – Present

Front Office

State Street Digital
- Cryptocurrency recordkeeping (2021)

State Street Alpha
- Private Markets solution, enabled by Mercatus (2021)[1]
- Front-to-Back offering for major client segments (2019)

Charles River Development (2018)[1]

Middle Office – Market leading position in middle office
- Leading, global middle-office outsourcing provider with significant scale utilizing a single system

Back Office – Client segment & international expansion
- Growth in EMEA offshore, Middle East and LatAm
- Goldman Sachs Admin. Services (2012)[1]
- Intesa Sanpaolo S.S (2010)[1]

Integrating front-to-back solutions to become an enterprise outsource solutions provider

Note: This timeline is illustrative in nature, representing State Street's growth from 1970s through 2021 in its Investment Servicing business, and is non-exhaustive.
Refer to the appendix included within this presentation for endnotes 1 to 5.

STATE STREET | 3

Highlighting our focus on higher growth Investment Servicing businesses

	Back office	Middle office	Front office software and data
	Integrated enterprise front-to-back solutions provider		
FY2021 Revenue 2019-2021 CAGR	$5.1B +4%	$414M +6%	$484M +9%
Industry revenue pool[2]	~$29B ~70% of industry outsourced	~$6-7B ~30% of industry outsourced	~$7-8B Highly fragmented market
Industry revenue growth rate[3]	Low single digits #2 Back office provider[4]	High single digits Leading Middle office provider	High single digits Leading provider of Front office solutions

Refer to the appendix included within this presentation for endnotes 1 to 5.

STATE STREET | 4

Updated presentation of consolidated results of operations[A]

(Dollars in millions)	Quarters 1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	% Change 4Q21 vs. 4Q20	% Change 4Q21 vs. 3Q21	Full Year 2020	Full Year 2021	% Change FY2021 vs. FY2020
Fee revenue:													
Back office servicing fees	$ 1,188	$ 1,172	$ 1,191	$ 1,207	$ 1,266	$ 1,290	$ 1,289	$ 1,272	5.4 %	(1.3)%	$ 4,758	$ 5,117	7.5 %
Middle office services	95	98	107	99	103	104	102	105	6.1	2.9	399	414	3.8
Servicing fees	1,283	1,270	1,298	1,306	1,369	1,394	1,391	1,377	5.4	(1.0)	5,157	5,531	7.3
Management fees	464	444	479	493	493	504	526	530	7.5	0.8	1,880	2,053	9.2
Foreign exchange trading services	444	325	270	324	346	286	279	300	(7.4)	7.5	1,363	1,211	(11.2)
Securities finance	92	92	84	88	99	109	106	102	15.9	(3.8)	356	416	16.9
Front office software and data[B]	98	140	97	111	96	148	116	124	11.7	6.0	446	484	8.5
Lending related and other fees	53	60	63	63	64	63	64	63	-	(1.6)	239	254	6.3
Software and processing fees	151	200	160	174	160	211	180	187	7.5	3.9	685	738	7.7
Other fee revenue	(35)	47	15	31	16	10	22	15	(51.6)	(31.8)	58	63	8.6
Total fee revenue	2,399	2,378	2,306	2,416	2,483	2,514	2,504	2,511	3.9	0.3	9,499	10,012	5.4
Net interest income:													
Interest income	868	674	520	513	471	467	487	483	(5.8)	(0.8)	2,575	1,908	(25.9)
Interest expense	204	115	42	14	4	-	-	(1)	nm	nm	375	3	nm
Net interest income	664	559	478	499	467	467	487	484	(3.0)	(0.6)	2,200	1,905	(13.4)
Other income:													
Gains (losses) on investment securities, net	2	-	-	2	-	-	(1)	58	nm	nm	4	57	nm
Other income	-	-	-	-	-	53	-	-	nm	nm	-	53	nm
Total other income	2	-	-	2	-	53	(1)	58	nm	nm	4	110	nm
Total revenue	3,065	2,937	2,784	2,917	2,950	3,034	2,990	3,053	4.7	2.1	11,703	12,027	2.8
Provision for credit losses	36	52	-	-	(9)	(15)	(2)	(7)	nm	nm	88	(33)	nm
Expenses:													
Compensation and employee benefits	1,208	1,051	1,062	1,129	1,242	1,077	1,054	1,181	4.6	12.0	4,450	4,554	2.3
Information systems and communications	385	376	395	394	421	398	406	436	10.7	7.4	1,550	1,661	7.2
Transaction processing services	254	233	234	257	270	263	253	238	(7.4)	(5.9)	978	1,024	4.7
Occupancy	109	109	109	162	109	100	102	133	(17.9)	30.4	489	444	(9.2)
Acquisition and restructuring costs	11	12	15	12	10	11	18	26	116.7	44.4	50	65	30.0
Amortization of other intangible assets	58	58	59	59	58	63	62	62	5.1	-	234	245	4.7
Other	230	243	229	263	222	199	221	254	(3.4)	14.9	965	896	(7.2)
Total expenses	2,255	2,082	2,103	2,276	2,332	2,111	2,116	2,330	2.4	10.1	8,716	8,889	2.0
Income before income tax expense	774	803	681	641	627	938	876	730	13.9	(16.7)	2,899	3,171	9.4
Income tax expense	140	109	126	104	108	175	162	33	(68.3)	(79.6)	479	478	(0.2)
Net income	$ 634	$ 694	$ 555	$ 537	$ 519	$ 763	$ 714	$ 697	29.8	(2.4)	$ 2,420	$ 2,693	11.3

[A] Effective 1Q22, State Street will reclassify certain fee revenue in its Consolidated Statement of Operations, primarily moving revenues that are not directly associated with Software and processing fees to a new Other fee revenue line item. In addition, our materials presented in conjunction with our quarterly earnings release will provide a disaggregation of Servicing fees into Back office servicing fees and Middle office services and of Software and processing fees into Front office software and data and Lending related and other fees. Prior periods will be revised to reflect these changes. See endnote 5 for additional information. [B] Front office software and data fee revenue is presented on a consolidated basis. Revenue associated with affiliates, including SSGA, was $24M and $36M in 2020 and 2021, respectively, which is eliminated in consolidation for financial reporting purposes. Including the revenue from affiliates, Front office software and data fee revenue was $470M and $520M in 2020 and 2021, respectively, reflecting an increase of 10.6% on a year-on-year basis.

STATE STREET | 5

6 Fireside Chat

7 Appendix Endnotes and definitions 8 Forward-looking statements 9

8 Endnotes and definitions Endnotes 1. Represents inorganic business expansion through acquisitions. The years referenced on the timeline indicate the year the acquisition was closed. 2. State Street estimates. Compiled based on multiple industry data sources and State Street data and analysis. Addressable estimated market revenue includes outsourced and insourced business, and excludes FX trading, securities lending, and net interest income; insourcing / outsourcing percentage estimates based on industry data sources and State Street data and analysis. 3. State Street estimates. Compiled based on multiple industry data sources and State Street data and analysis. Represents estimated industry CAGR growth (excluding net interest income) from 2021-2024 for the Front office technology and data (outsourced portion only), Middle office services and Back office servicing fees. 4. Back office market ranking primarily based on peer asset servicers’ publicly disclosed AUC/A excluding certain central securities depositories; certain peers’ AUC/A based on internal analysis and estimates. 5. Within Software and processing fees, Front office software and data fees primarily consist of Charles River Development, Alpha Data Platform and Alpha Data Services. Lending related and other fees primarily consist of fee revenue associated with State Street’s fund finance, leveraged loans, municipal finance, insurance and stable value wrap businesses. Other Fee revenue consists primarily of income from our equity method investments and certain tax-advantaged investments, as well as other market-related adjustments. Definitions 1. AUC/A: Assets under custody and/or administration 2. AUM: Assets under management 3. CAGR: Compound annual growth rate 4. Deutsche Bank Global S.S: Deutsche Bank Global Securities Services 5. EMEA: Europe, Middle East and Africa 6. ETF: Exchange-traded fund 7. FX: Foreign exchange 8. FY: Full year 9. GAAP: Generally accepted accounting principles in the United States 10. Intesa Sanpaolo S.S: Intesa Sanpaolo Securities Services 11. LatAm: Latin America 12. LIBOR: London Inter-Bank Offered Rate 13. Net interest income: Income earned on interest bearing assets less interest paid on interest bearing liabilities 14. nm: non-meaningful 15. RWA: Risk weighted assets 16. SEC: Securities and exchange Commission 17. SSGA: State Street Global Advisors

9 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, proposed acquisition of Brown Brothers Harriman’s Investor Services business, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “intend,” “target,” “guidance,” “expect,” “priority,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: The possibility that some or all of the anticipated business, financial, capital, staffing, operational or other benefits or synergies of the acquisition of the BBH Investor Services business will not be realized when expected or at all, including as a result of the impact of, additional costs or unanticipated negative synergies associated with, or problems arising from, the integration of the BBH Investor Services business (including challenges in transitioning clients, systems, technology or personnel), as a result of regulatory or operational challenges we may experience, as a result of disruptions from the transaction harming relationships (including those resulting from the announcement of the transaction) with our clients, employees or regulators, or as a result of the strength of the economy and competitive factors in the areas where we and the BBH Investor Services business do business; The failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect us or the expected benefits of the transaction, perhaps materially), to satisfy any of the other conditions to the acquisition or at all, in each case, on a timely basis or at all; and, if delayed, the resulting effects, including in magnitude and timing of the expected financial benefits of the acquisition of the BBH Investor Services business, of a delayed closing of the acquisition; The occurrence of any event, change or other circumstances that could give rise to the termination of the definitive purchase agreement in respect of the acquisition of the BBH Investor Services business; Potential adverse changes in demand for the products and services of State Street and of the BBH Investor Services business; We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; Our development and completion of new products and services, including State Street Alpha and State Street Digital, and our enhancement of the capabilities of our existing products and services in light of changed client needs and competitive pressures, may involve costs and dependencies and expose us to increased risk; Our business may be negatively affected by our failure to update and maintain our technology infrastructure; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; The COVID-19 pandemic continues to create significant risks and uncertainties for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, the investment activities of our clients; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; The transition away from LIBOR may result in additional costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk and reputational harm and may not result in expected cost savings; Attacks or unauthorized access to our information technology systems or facilities, or those of the third parties with which we do business, or disruptions to our or their continuous operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change could adversely affect us; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2021 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation (and the conference call referenced herein) should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.